Exhibit 99.1

Applied Digital Advances AI Factory Buildout with Second $787.5 Million Draw from Macquarie Asset Management

Macquarie Asset Management expected to provide $787.5 million in additional equity funding to accelerate Applied Digital’s AI Factory buildout across its North Dakota campuses

DALLAS — Nov. 12, 2025 — Applied Digital (NASDAQ: APLD) a designer, builder, and operator of high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking and blockchain workloads announced today it expects to receive additional funding as part of its previously disclosed perpetual preferred equity financing facility of up to $5.0 billion with Macquarie Asset Management.

The anticipated additional draws of an aggregate amount equal to $787.5 million are expected to be completed by the end of the month and will support the continued build-out of Applied Digital’s Polaris Forge 1 and Polaris Forge 2 AI Factory campuses in North Dakota.

Of the anticipated funding, $450 million will be allocated toward completing the build-out of Polaris Forge 2, Applied Digital’s AI Factory campus in Harwood, North Dakota. The Polaris Forge 2 campus has leased 200 MW of critical IT capacity, currently under construction, to a U.S.-Based Investment Grade Hyperscaler, which also holds the first right of refusal for an additional 800 MW of critical IT load at that campus – representing the full 1-gigawatt expansion potential of the site.

Macquarie Asset Management will fund the remaining $337.5 million into Polaris Forge 1 in Ellendale, North Dakota, subject to the closing of the Company’s previously announced $2.35 billion senior secured notes offering and other customary conditions. The investment will provide additional non-dilutive capital for the 400-MW campus, support platform-level general and administrative expenses, and cover transaction costs.

“This funding underscores the continued execution of our AI infrastructure strategy and the confidence in Applied Digital’s ability to deliver at scale,” said Wes Cummins, Chairman and Chief Executive Officer of Applied Digital. “With Macquarie Asset Management’s ongoing support and the anticipated completion of our senior secured notes offering, we believe we’re positioned to strengthen our balance sheet, accelerate development, and expand our AI Factory platform. We recently achieved our first Ready-for-Service milestone for our first data hall at Polaris Forge 1, and both Polaris Forge 1 and 2 remain on schedule, reflecting our disciplined execution and commitment to on-time delivery.”

“Applied Digital continues to distinguish itself as a trusted partner to hyperscale customers, with a differentiated portfolio of near-term power availability built by a pioneering leadership team,” said Anton Moldan, Senior Managing Director of Macquarie Asset Management. “We are pleased to deepen our partnership with Applied Digital as it scales its high-performance compute data center platform. Our global experience as an owner and manager of some of the largest private data center portfolios positions us to help Applied Digital become an industry-leading data center platform.”

“With Macquarie Asset Management’s continued support, we believe we are well-positioned to drive meaningful progress across our platform of large-scale AI Factories,” said Saidal Mohmand, Chief Financial Officer of Applied Digital. “These additional investments provide the capital needed to deliver on Polaris Forge 1 and continue advancing Polaris Forge 2, reinforcing the strength of our financing model and execution strategy.”

Up to one-half of the $337.5 million Macquarie Asset Management funding that is allocated to Polaris Forge 1 may be, but need not be, used for the second building on our Polaris Forge 1 campus. Any portion of the Macquarie Asset Management funding not used for that building is expected to be used for our other data center projects and general corporate purposes, and will not be credit support for the proposed senior secured notes. These Macquarie Asset Management fundings are subject to customary conditions, including in the case of the Polaris Forge 1 funding, the closing of the senior secured notes offering on terms reasonably acceptable to Macquarie Asset Management, all of which we expect to be satisfied reasonably promptly.

In addition, on November 10, 2025, the Company entered into a loan and security agreement with First National Bank of Omaha, pursuant to which the lender agreed to make one or more revolving loans, and issue letters of credit, from time to time to the Company in an aggregate principal amount of $65 million. Interest accrues on the outstanding balance at a rate of SOFR plus 2.75% per annum. The loan is secured by all of the Company’s (but none of its subsidiaries’) assets.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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About Applied Digital

Applied Digital (Nasdaq: APLD) named Best Data Center in the Americas 2025 by Datacloud — designs, builds, and operates high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads. Headquartered in Dallas, TX, and founded in 2021, the company combines hyperscale expertise, proprietary waterless cooling, and rapid deployment capabilities to deliver secure, scalable compute at industry-leading speed and efficiency, while creating economic opportunities in underserved communities through its award-winning Polaris Forge AI Factory model.

Learn more at applieddigital.com or follow @APLDdigital on X and LinkedIn.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “demonstrates,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding the initial lease agreements, the new lease agreement, and current and future campus development, (ii) statements about the HPC industry, (iii) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers and current and potential customers, (iv) statements of future economic performance, (v) statements regarding completion of the senior secured notes offering, and (vi) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: our ability to complete construction of the Polaris Forge 1 and Polaris Forge 2 data centers; our ability to price and close the notes offering; changes to AI and HPC infrastructure needs and their impact on future plans; risks associated with the leasing business, including those associated with counterparties; costs related to the HPC operations and strategy; our ability to timely deliver any services required in connection with completion of installation under our lease agreements; our ability to raise additional capital to fund ongoing and future data center construction and operations; our ability to obtain financing of the lease agreements on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the lease agreements; our ability to timely and successfully build hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of project and other financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this release is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Media Contact

JSA (Jaymie Scotto & Associates)

(856) 264-7827

jsa_applied@jsa.net

Investor Relations Contacts

Matt Glover or Ralf Esper

Gateway Group, Inc.

(949) 574-3860

APLD@gateway-grp.com